UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 31, 2006
                       (Date of earliest event reported)

                                 NDS Group plc
             (Exact name of registrant as specified in its charter)


      England and Wales              0-30364             Not applicable
(State or other jurisdiction       (Commission          (I.R.S. Employer
      of incorporation)            File Number)        Identification No.)

          One Heathrow Boulevard, 286 Bath Road,
         West Drayton, Middlesex, United Kingdom              UB7 0DQ
         (Address of principal executive offices)            (Zip code)

      Registrant's telephone number, including area code: +44 208 476 8000


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition


The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition".

On October 31, 2006, NDS Group plc ("the Company") issued a press release setting forth the Company's earnings for the three months ended September 30, 2006, the first quarter of the fiscal year ending June 30, 2007. A copy of the Company's press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.


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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 31, 2006                       NDS Group plc


                                        By:  /s/ Alex Gersh
                                             -------------------------

                                             Alex Gersh
                                             Chief Financial Officer


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

Exhibit Index

   Exhibit Number       Description

   99                   Press Release issued by NDS Group plc dated
                        October 31, 2006


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